UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):              February 22, 2006


                                  Knology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-32647               58-2424258
----------------------------           -----------            ----------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

1241 O.G.Skinner Drive, West Point, Georgia                      31833
 ----------------------------------------                      ----------
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:                 706-645-8752

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On February 22, 2006, Knology, Inc. (the "Company") issued a press release announcing its 2005 fourth quarter and year-end results. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In the attached press release, we use the non-GAAP financial measure "EBITDA, as adjusted". EBITDA is an acronym that means earnings before interest, taxes, depreciation and amortization. EBITDA, as adjusted is an operational measure that is not calculated and presented in accordance with accounting principles generally accepted in the United States. The Company defines EBITDA, as adjusted as operating income or loss before depreciation and amortization, , expenses associated with special litigation and capital markets activities; non-cash stock-based compensation; one time severance expense; gain on adjustment of warrants to market; income from discontinued operations; loss on extinguishment of debt; and other expenses. EBITDA, as adjusted eliminates the uneven effect on operating income of non-cash depreciation of tangible assets and amortization of certain intangible assets and, therefore, is useful to management in measuring the overall operational strength and performance of the Company. A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used for generating the Company's revenues. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures and investment spending. Another limitation of EBITDA, as adjusted is that it does not reflect income net of interest expense, which is a significant expense of the Company because of the substantial debt it incurred to acquire, upgrade and build out its broadband network.


Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1       Press Release dated February 22, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Knology, Inc.

Date:  February 22, 2006                 By:  /s/ Chad S. Wachter
                                         --------------------------------------
                                         Name:  Chad S. Wachter
                                         Title: Vice President,
                                                General Counsel and Secretary


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                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated February 22, 2006